EXHIBIT 4.1

Specimen Stock

Certificate

INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE

[Number]	[SHARES]

First Farmers and Merchants Corporation

TOTAL AUTHORIZED ISSUE

8,000,000 SHARES PAR VALUE OF $10.00 EACH

This certifies that _________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
is the owner of ___________________________________________________________
________________________________________________________________________

FULLY PAID AND NON-ASSESSABLE SHARES OF THE ABOVE CORPORATION TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

/s/ [Name]___________________________________		/s/ [Name]______________________________________
Secretary	[SEAL]	Chairman

COUNTERSIGNED AND REGISTERED

FIRST FARMERS & MERCHANTS NATIONAL BANK

TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

FIRST FARMERS & MERCHANTS CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT	______	Custodian	______
TEN ENT -	as tenants by the entireties		(Cust)		(Minor)
JT Ten -	as joint tenants with right of		Under Uniform Gifts to Minors
	survivorship and not as tenants	Act	____________________
	in common		(State)

Additional abbreviations may also be used though not in the above list.

For value received,__________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________________________________________________________________
(PLEASE PRINT OR TYPRWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
__________________________________________________________________________________________________________

___________________________________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________Attorney
to transfer the said stock on the books of First Farmers and Merchants Corporation with full power of substitution in the premises.

Dated________________________________

____________________________________________________
NOTICE:	THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

____________________________________________________
SIGNATURE(S) GUARANTEED:	THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad. 15.